Acquisition of Entities under Common Control	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisition of Entities under Common Control
Acquisition of Entities under Common Control
On December 18, 2015, the Company acquired from Teekay Offshore Partners L.P. (or TOO), which is an entity controlled by Teekay Corporation (or Teekay), two conventional oil tankers (the Explorer Spirit, formerly known as the SPT Explorer, and the Navigator Spirit), associated working capital and debt facilities, for an aggregate price of $39.0 million, including working capital of approximately $8.6 million and net of outstanding debt of approximately $49.6 million (or the 2015 Acquired Business). Of this net amount, $30.4 million was paid on closing of the transaction in December 2015 and the remaining $8.6 million was settled in the first quarter of 2016. As part of this acquisition Teekay paid the Company $2.9 million to terminate the existing time-charters for the Explorer Spirit and Navigator Spirit. Subsequent to the acquisition, Teekay entered into a contract with the Company to guarantee commitments under the existing credit facilities related to the two vessels for a payment of $1.5 million. As a result of the 2015 Acquired Business, the Company's consolidated financial statements prior to the date of the Company acquired interests in the vessels are retroactively adjusted to include the results of these vessels during the periods they were under common control of Teekay and had begun operations. The effect of adjusting such information to account for the 2015 Acquired Business in periods prior to the Company's acquisition thereof is referred to as the Entities under Common Control.

Assets and liabilities of the vessels the Company acquired from TOO were reflected on the Company's consolidated balance sheet at TOO’s historical carrying values. The amount of the net purchase price of $39.0 million that was in excess of TOO’s historical carrying value of the net assets acquired of $25.0 million was accounted for as a $14.0 million return of capital to Teekay.

All periods prior to the acquisition of these vessels from TOO have been retroactively adjusted to include the results of these vessels, as is required for a reorganization of entities under common control. All intercorporate transactions relating to these vessels between the Company and Teekay that occurred prior to the vessels’ acquisition by the Company have been eliminated upon consolidation.

The effect of adjusting the Company’s consolidated financial statements to account for these common control exchanges increased the Company’s net income for the years ended December 31, 2015 and 2014 by $2.7 million and $3.4 million, respectively. The adjustments for the Entities under Common Control increased the Company’s revenues for the years ended December 31, 2015 and 2014 by $9.8 million and $14.4 million, respectively.

In the preparation of the comparative amounts in these consolidated financial statements, shore-based costs for commercial management services (voyage expenses), ship management services (vessel operating expenses) and corporate/administrative services (general and administrative) were not identifiable as relating solely to each specific vessel. Costs for commercial management services were allocated based on the rates charged by Teekay to third parties to provide such services. Costs for ship management services were allocated based on internal estimates of the cost to provide this function. Costs for corporate/administrative services were allocated based on the actual per day costs incurred for the Company’s other conventional tankers. Management believes these allocations reasonably present the interest expense and the general and administrative expenses of the Entities under Common Control.